UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2007

IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1212 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices, including zip code)
(650) 940-4700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)     On July 5, 2007, Meryl A. Rains, who commenced service as the Registrant’s Chief Financial Officer on February 5, 2007, notified the Registrant that she was resigning as the Registrant’s Chief Financial Officer, effective as of July 20, 2007. The Registrant is currently interviewing candidates to serve as the Registrant’s interim Chief Financial Officer while the Registrant works to identify and hire a new permanent Chief Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION
By:	/s/ Barry G. Caldwell
Barry G. Caldwell
President and Chief Executive Officer

Date: July 10, 2007